UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): June 8, 2011
SAPIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-28074	04-3130648

(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116

(Address of Principal Executive Offices)	(Zip Code)
(617) 621-0200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 8, 2011, Sapient Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), at which the Company’s stockholders approved the Sapient Corporation 2011 Incentive Plan (the “2011 Plan”). The terms and conditions of the 2011 Plan are described in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on May 2, 2011 and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The following is a brief description of, and voting results for, each matter voted on by the Company’s stockholders at the 2011 Annual Meeting:
Proposal One — Election of Directors
The Company’s eight director nominees were elected to serve on the Company’s Board of Directors until its 2012 Annual Meeting of Stockholders, as follows:

Director	For	Withheld	Broker Non-Votes
James M. Benson	111,286,862	2,606,931	11,926,994
Hermann Buerger	112,762,600	1,131,193	11,926,994
Darius W. Gaskins, Jr.	110,069,550	3,824,243	11,926,994
Jerry A. Greenberg	105,877,910	8,015,883	11,926,994
Alan J. Herrick	110,983,419	2,910,374	11,926,994
J. Stuart Moore	110,698,234	3,195,559	11,926,994
Ashok Shah	111,665,215	2,228,578	11,926,994
Vijay Singal	112,807,547	1,086,246	11,926,994
Proposal Two — Appointment of Independent Registered Public Accounting Firm
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified, as follows:

For	Against	Abstained	Broker Non-Votes
121,191,631	4,605,558	23,598	N/A
Proposal Three — Stockholder Advisory Vote on Executive Compensation:
The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The voting results are as follows:

For	Against	Abstained	Broker Non-Votes
105,690,872	4,595,155	3,607,766	11,926,994

Proposal Four — Stockholder Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation:
A majority of the Company’s stockholders selected “1 Year” as the preferred frequency at which the Company should include an advisory vote on executive compensation in future proxy statements. The voting results are as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
103,985,303	48,026	6,330,777	3,529,687	11,926,994
The Company’s Board of Directors has determined to include an annual advisory vote on the compensation paid to the Company’s executive compensation in future proxy statements until such time as the Company’s shareholders act on the next non-binding advisory vote on the frequency of such votes.
Proposal Five — Approval of the Sapient Corporation 2011 Incentive Plan:
The stockholders approved the Sapient Corporation 2011 Incentive Plan, as follows:

For	Against	Abstained	Broker Non-Votes
91,836,415	17,565,248	4,492,130	11,926,994
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2011	SAPIENT CORPORATION (Registrant)
/s/ Kyle A. Bettigole
Kyle A. Bettigole
Assistant Secretary